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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                              DATED JANUARY 8, 2002



                                ARRIS GROUP, INC.


                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                            SEC File Number 001-16631



                             11450 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097
                                 (678) 473-2000


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On January 8, 2002, Arris Group, Inc. completed the acquisition of substantially all of the assets of Cadant, Inc. The transaction is described more fully in the press release included as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The financial statements required by this Item are attached hereto as Exhibit 99.2.

(B)  PRO FORMA FINANCIAL INFORMATION

The pro forma financial information required by this Item are attached hereto as
Exhibit 99.3.

(C)  EXHIBITS

99.1     Press Release issued January 9, 2002.

99.2 Financial Statements of Cadant, Inc. for years ended December 31, 2001 and 2000 with Report of Independent Auditors.

99.3     Pro Forma Financial Information of Arris Group, Inc. and Cadant, Inc.

99.4     Financial Statements of Arris Interactive, LLC.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Arris Group, Inc.


                                            By:      /s/ Lawrence Margolis
                                               --------------------------------
                                                     Executive Vice President

DATED:  FEBRUARY 12, 2002



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